Exhibit 10.1
Pursuant to Item 601(b)(10)(iv) of Regulation S-K, confidential information (indicated by [***]) has been omitted from Exhibit 10.26 because it (i) is not material and (ii) is the type of information the Company both customarily and actually treats as private or confidential.

FIRST AMENDMENT

This First Amendment to Amended and Restated Loan Agreement and Guaranty and Security Agreement (this “First Amendment”), dated as of July 10, 2025 (the “Effective Date”), is entered into by and among INSMED INCORPORATED, a Virginia corporation (as “Borrower” and a Credit Party), BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as the “Collateral Agent”), BPCR LIMITED PARTNERSHIP, a limited partnership formed in England and successor-in-interest to BioPharma Credit PLC (as a “Lender”) and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP, a Cayman Islands exempted limited partnership (as a “Lender”).
RECITALS
WHEREAS, Borrower, Guarantors from time to time party thereto, the Collateral Agent and the Lenders have entered into that certain Amended and Restated Loan Agreement, dated as of October 31, 2024 (the “Loan Agreement”);
WHEREAS, Borrower, the Guarantors from time to time party thereto and the Collateral Agent have entered into that certain Guaranty and Security Agreement, dated as of October 19. 2022 (the “Security Agreement”); and
WHEREAS, in accordance with Section 11.5 of the Loan Agreement and Section 8.5 of the Security Agreement, Borrower, Collateral Agent and Lenders desire to amend the Loan Agreement to modify certain terms and conditions, in each case on the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound by this First Amendment, the undersigned hereby agrees and declares as follows:
SECTION 1.    Definitions; Interpretation. All capitalized terms used in this First Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The rules of interpretation set forth in the first paragraph of Section 13.1 of the Loan Agreement shall be applicable to this First Amendment and are incorporated herein by this reference.
SECTION 2.    Amendments to the Loan Agreement. With effect as of the Effective Date:

(a)The Loan Agreement shall be amended by replacing the $[***] threshold in Section 5.12(b) of the Loan Agreement with “$[***]”.
(b)The Loan Agreement shall be amended by deleting in their entirety the notice details of the Collateral Agent in Section 9 of the Loan Agreement and replacing them as follows:
            BioPharma Credit PLC
c/o MUFG Corporate Governance Limited
19th Floor
51 Lime Street
London
EC3M 7DQ
United Kingdom
Attn: Company Secretary
Tel: +44 0333 300 1932
Email: [***]

with a copy to (which shall not constitute notice) to:
Pharmakon Advisors, LP
110 East 59th Street, #2800
New York, NY 10022
Attn: Pedro Gonzalez de Cosio
Phone: +1 (212) 883-2296
Fax: +1 (917) 210-4048
Email: [***]
and
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036-6745
Attn: Geoffrey E. Secol
Phone: +1 (212) 872-8081
Email: [***]
(c)The Loan Agreement shall be amended by deleting in their entirety the notice details of BPCR Limited Partnership in Exhibit D of the Loan Agreement and replacing them as follows:
BPCR LIMITED PARTNERSHIP
c/o MUFG Corporate Governance Limited
19th Floor
51 Lime Street
London
EC3M 7DQ

United Kingdom
Attn: Company Secretary
Tel: +44 0333 300 1932
Email: [***]
with copies (which shall not constitute notice) to:
PHARMAKON ADVISORS, LP
110 East 59th Street, #2800
New York, NY 10022
Attn: Pedro Gonzalez de Cosio
Tel: +1 (212) 883-2296
Fax: +1 (917) 210-4048
Email: [***]
and
AKIN GUMP STRAUSS HAUER & FELD LLP
One Bryant Park
New York, NY 10036-6745
Attn: Geoffrey E. Secol
Tel: +1 (212) 872-8081
Email: [***]
SECTION 3.    Amendments to the Security Agreement. With effect as of the Effective Date:
(a)The Section Agreement shall be amended by replacing the $[***] threshold in Clause (x) of the definition of “Excluded Property” with “$[***]”.
(b)The Security Agreement shall be amended by replacing the $[***] threshold in Section 3.1(s) with “$[***]”.
SECTION 4.     Representations and Warranties; Reaffirmation.
(a)Borrower hereby represents and warrants to each Lender and the Collateral Agent as follows:
(i)    Borrower has all requisite power and authority to enter into this First Amendment and to carry out the transactions contemplated hereby.
(ii)    This First Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity.

(iii)    The execution, delivery and performance by Borrower of this First Amendment have been duly authorized and do not and will not: (A) contravene the terms of such Person’s Operating Documents; (B) violate any Requirements of Law, except to the extent that such violation could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (C) conflict with or result in any breach or contravention of, or require any payment to be made under any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or affecting such Person or the assets or properties of such Person or any of its Subsidiaries or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which such Person or any of its properties or assets are subject, except to the extent that such conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (D) require any Governmental Approval, or other action by, or notice to, or filing with, any Governmental Authority (except such Governmental Approvals or other actions, notices and filings which have been duly obtained, taken, given or made on or before the Effective Date and are in full force and effect), except for those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (E) require any approval, consent, exemption or authorization, or other action by, or notice to, or filing with, any Person other than a Governmental Authority, including such Person’s stockholders, members or partners, (except such approvals, consents, exemptions, authorizations, actions, notices and filings which have been or will be duly obtained, taken, given or made on or before the Effective Date and are in full force and effect), except for those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; or (F) constitute a material breach of or a material default under (which such default has not been cured or waived) or an event of default (or the equivalent thereof, however described) under, or could reasonably be expected to give rise to the cancellation, termination or invalidation of or the acceleration of such Person’s or any Subsidiary’s obligations under, any Material Contract.
(iv)    Both before and immediately after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.
(b)Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this First Amendment, except as expressly provided herein. By executing this First Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this First Amendment.
SECTION 5.    References to and Effect on Loan Documents. Except as specifically set forth herein, this First Amendment shall not modify or in any way or affect any of the terms, conditions, covenants, representations and warranties contained in the Loan Agreement, the Security Agreement or any other Loan Document, or any of the rights of the Lenders and the Collateral Agent therein, which shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as specifically set forth herein, the execution, delivery and effectiveness of this First Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future breaches, violations or defaults of or under any provisions of the Loan Agreement, the Security Agreement or any other Loan Document nor constitute a novation of any of the Obligations under the Loan Agreement, the Security Agreement or any other Loan Document, (ii) amend, modify or operate as a waiver of any provision of the Loan Agreement, the Security Agreement or any other Loan Document or any right, power or remedy of any Lender or the Collateral Agent therein, or (iii) constitute a course of dealing or other basis for altering the Loan Agreement, the Security Agreement or any other Loan Document. Except as set forth herein, each of the Lenders and the Collateral Agent reserves all of its rights, powers, and remedies under the Loan Documents and Requirements of Law.
SECTION 6    Successors and Assigns. This First Amendment binds and is for the benefit of Borrower, the other Credit Parties, Lenders and Collateral Agent and each of their respective successors and permitted assigns.
SECTION 7.    Governing Law; Venue; Jury Trial Waiver. This First Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Section 10 (Choice of Law, Venue and Jury Trial Waiver) of the Loan Agreement shall apply hereto as if more fully set forth herein as if references therein to “this Agreement” were references to this First Amendment.
SECTION 8.     Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one First Amendment. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for under any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to be duly executed and delivered as of the date first above written.
INSMED INCORPORATED,
as Borrower and a Credit Party on its own behalf
and on behalf of each other Credit Party

By:___    /s/ Sara Bonstein______________________________________
Name:     Sara Bonstein
Title:    Chief Financial Officer

[Signature Page to First Amendment]

BIOPHARMA CREDIT PLC,
as Collateral Agent
By: Pharmakon Advisors, LP,
    its Investment Manager
    By: Pharmakon Management I, LLC,
    its General Partner

By____/s/ Pedro Gonzalez de Cosio_____________
Name: Pedro Gonzalez de Cosio
Title: Managing Member

BPCR LIMITED PARTNERSHIP,
as a Lender
By: Pharmakon Advisors, LP,
    its Investment Manager
    By: Pharmakon Management I, LLC,
    its General Partner

By____/s/ Pedro Gonzalez de Cosio_____________
Name: Pedro Gonzalez de Cosio
Title: Managing Member

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
as a Lender
By: Pharmakon Advisors, LP,
    its Investment Manager
    By: Pharmakon Management I, LLC,
    its General Partner

[Signature Page to First Amendment]

By____/s/ Pedro Gonzalez de Cosio_____________
Name: Pedro Gonzalez de Cosio
Title: Managing Member
[Signature Page to First Amendment]